SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)           August 24, 2000
                                                           ----------------




                                  TechSys, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         New Jersey                 0-24542                   22-3276736
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
  Of Incorporation)                 File Number)            Identification No.)




44 Aspen Drive, Livingston, New Jersey                       07039
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code   (973) 422-1666
                                                     ---------------------------


                          Continental Choice Care, Inc.
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

                      Name Change and Nasdaq Symbol Change
                      ------------------------------------

                  Effective at 12:01 a.m. on August 24, 2000, the registrant, formerly Continental Choice Care, Inc., changed its name to TechSys, Inc. (the "Company"). Effective upon the opening of business on August 24, 2000, the Company changed its NASDAQ ticker symbol to TKSS. The Company's shareholders approved the name change at the Annual Meeting of Shareholders held on August 16, 2000. Certificates representing shares of the Company's Common Stock issued after the date of the name change will bear the new name and a new CUSIP number. Shareholders will not be required to exchange old certificates for new certificates.

                                 TechSys, Inc.
                                 -------------

         In July 2000, the Company implemented a business strategy that focuses on investing in and acquiring information technology businesses based in emerging markets with particular emphasis on India. The Company intends to focus on the information technology sector, with an emphasis on software services and internet-based call centers.

         The Company, through a wholly-owned subsidiary, provides dry-cleaning services primarily to the hospitality industry in the Phoeniz, Arizona area. The Company operates a single plant and drop store and provides dry cleaning services to certain hotels.

         As part of the Company's sale of substantially all of its dialysis-related assets to IHS of New York, Inc., the Company entered into a consulting agreement with IHS. The Company provides certain consulting services to IHS in consideration of an aggregate of $1,000,000 payable by IHS to the Company over the term of the agreement, which expires in October 2000.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

         Exhibit 10.46 Certificate of Amendment to Certificate of Incorporation, effective August 24, 2000.

         Exhibit 99      Press Release issued August 23, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHSYS, INC.



Date:    August 24, 2000             By:      STEVEN L. TRENK
                                              -------------------------
                                              Steven L. Trenk
                                              President

                                  EXHIBIT INDEX


         Exhibit No.       Title
         -------------     -----

         Exhibit 10.46 Certificate of Amendment to Certificate of Incorporation, effective August 24, 2000.

         Exhibit 99        Press Release issued August 23, 2000.